Execution Version
AMENDMENT NO. 2 TO CREDIT AGREEMENT
    This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) dated as of August 2, 2022, is entered into among DISCOVERY COMMUNICATIONS, LLC (the “Company”), WARNER BROS. DISCOVERY, INC. (formerly known as Discovery, Inc.), as the Facility Guarantor (“Discovery”), SCRIPPS NETWORKS INTERACTIVE, INC., as a Guarantor (“Scripps”), WARNERMEDIA HOLDINGS, INC., as a Guarantor (“WarnerMedia”), the Lenders party hereto constituting the Required Lenders, and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) under that certain Credit Agreement dated as of June 9, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, including as amended by Amendment No. 1 to Credit Agreement dated as of July 30, 2021, the “Credit Agreement”), among Company, the Designated Borrowers from time to time party thereto, Discovery, Scripps, WarnerMedia, the other Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent.

RECITALS:

In consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:

1.    Defined Terms. Capitalized terms which are defined in the Credit Agreement and not otherwise defined herein have the meanings given in the Credit Agreement.
2.    Amendment.
(a)    The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety with the following:
““Consolidated EBITDA” means, for any Measurement Period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense (other than Film Rights Amortization, but including (x) amortization expense from launch and representation rights and (y) amortization of capitalized fees related to any Permitted Securitization Financing), (iv) expenses related to long term incentive plans of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period, (v) amounts attributable to a minority interest in any Subsidiary of the Company held by a Person (other than the Company or another Subsidiary of the Company) which do not represent a cash item in such period, (vi) amounts attributable to losses in respect of equity interests in unconsolidated Persons which do not represent a cash item in such period, (vii) other non-recurring expenses or losses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and (viii) restructuring costs, charges or expenses of the Company and its Subsidiaries for such period, whether or not classified as restructuring costs, charges or expenses under GAAP (including severance costs, integration costs, restructuring costs related to acquisitions and to closure, integration or consolidation of facilities, locations or new product (or new technology) or new services, facilities’ opening costs, team or key employee hirings, establishment of de novo teams, and other business optimization expenses, curtailments or modifications to pension and post-retirement employee benefit plans, retention or completion bonuses and any expense related to any reconstruction, de-commissioning or reconfiguration of fixed assets for alternate use and charges in connection with non-ordinary course product and intellectual property development), provided that the aggregate amount added back to Consolidated EBITDA pursuant to this clause (viii) for such period shall not exceed 15% of Consolidated EBITDA (calculated prior to giving effect to the add back permitted pursuant to this clause (viii)) for such period, plus
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(b) losses to the extent related to (x) the implementation of direct-to-consumer platforms of the Facility Guarantor, the Company and their respective subsidiaries and (y) the provision of coverage for the 2020 Summer Olympics by the Facility Guarantor, the Company and their respective subsidiaries; provided that the aggregate amount of add-backs pursuant to the immediately preceding clauses (x) and (y) collectively shall be capped at (1) $750,000,000 for any Measurement Period ending on or after September 30, 2021, through and including June 30, 2022, (2) $500,000,000 for any Measurement Period ending on or after September 30, 2022, through and including June 30, 2023, (3) $250,000,000 for any Measurement Period ending on or after September 30, 2023, through and including June 30, 2024 and (4) $0 thereafter, plus (c) the amount of expense, charge, loss or discount on sale of receivables, Securitization Assets and related assets to any Securitization Subsidiary in connection with a Permitted Securitization Financing, and minus (d) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period and (ii) non-recurring gains of the Company and its Subsidiaries increasing such Consolidated Net Income which do not represent a cash item in such period or any future period. All of the foregoing references to Subsidiaries of the Company in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries.”
    (b)    The definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety with the following:
        ““Consolidated Funded Indebtedness” means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, without duplication, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments (net of cash or cash equivalents held on the balance sheet of the Facility Guarantor and its Subsidiaries in respect of Pre-Funded Acquisition Debt), (b) all purchase money Indebtedness (except as also excluded from clause (d) below), (c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments (other than (i) commercial letters of credit in an aggregate face amount of not more than $22,500,000 and (ii) surety bonds in an aggregate face amount of not more than $22,500,000), (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, to the extent applicable, net of cash or cash equivalents held on the balance sheet of the Facility Guarantor and its Subsidiaries in respect of Pre-Funded Acquisition Debt), (e) Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Company or any of its Subsidiaries, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or similar limited liability entity organized under the laws of a jurisdiction other than the United States or a state thereof) in which the Company or any of its Subsidiaries is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Company or such Subsidiary; provided, that (x)(i) if the Company or any Subsidiary delivers or causes to be delivered an irrevocable repayment or redemption notice that results in Indebtedness in the form of debt securities being due and payable in full not later than 30 days after such repayment or redemption notice has been delivered and deposits cash with or for the benefit of the trustee or holders of such Indebtedness to fund such repayment or redemption in full, then such Indebtedness shall be considered repaid or redeemed (it being understood that if any applicable deposit is returned and the corresponding Indebtedness is not repaid or redeemed, but remains outstanding, such Indebtedness shall no longer be considered repaid or redeemed), and (ii) if the Company or any Subsidiary commences a tender offer to repurchase Indebtedness (the “Repurchased Indebtedness”) and will be obligated to repurchase such Indebtedness for payment in full, together with accrued and unpaid interest thereon, after the satisfaction or waiver of any conditions of such tender offer, and in connection therewith issues Indebtedness in the form of debt securities (the “New Indebtedness”) the proceeds of which are to be used to repurchase the Repurchased Indebtedness within 30 days of issuance of such New Indebtedness (the “Period”),
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then to the extent, and solely so long as, the Company or any Subsidiary either holds the proceeds of such New Indebtedness in an escrow account with an independent escrow agent or deposits the proceeds of such New Indebtedness with or for the benefit of the trustee or holders of such Repurchased Indebtedness to fund the repurchase of such Repurchased Indebtedness, then, without duplication of any amounts excluded under clause (i) above, the amount of such New Indebtedness shall be deemed for the purpose of this definition to be reduced by the amount of the proceeds thereof that are so held in escrow or with or for the benefit of the trustee or holders of such Repurchased Indebtedness (solely to the extent and for so long as so held, and not for the avoidance of doubt to the extent applied to repurchase the Repurchased Indebtedness or applied for any other purpose other than the repayment of the New Indebtedness); provided, that upon the end of the Period, the deemed reduction of the New Indebtedness described above shall no longer apply and (y) Consolidated Funded Indebtedness shall not include any obligations under or in respect of any Permitted Securitization Financing. All of the foregoing references to Subsidiaries of the Company in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries.”
3.    Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Administrative Agent (or its counsel) of duly executed counterparts hereof that bear the signatures of the Company, Discovery, Scripps, WarnerMedia and Lenders representing the Required Lenders.
4.    Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters expressly set forth herein. Subject to the express terms of this Amendment, the Credit Agreement (including the Guaranty) remains in full force and effect, and each Loan Party and the Lenders party hereto acknowledge and agree that all of their obligations hereunder and under the Credit Agreement shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except to the extent specified herein. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or constitute a waiver of or consent to any departure from any term or provision of the Credit Agreement or to any further or future action on the part of any Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect hereto.
5.    Representations and Warranties. In order to induce the Administrative Agent and the Required Lenders to enter into this Amendment, each of the Company, Discovery and Scripps represents and warrants to the Administrative Agent and the Lenders as follows:
    (a)    The representations and warranties of each Loan Party contained in Article V of the Credit Agreement (other than Sections 5.05(c) and 5.06 thereof) and in each other Loan Document to which such Loan Party is a party, or in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) as of such earlier date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;
    (b)    This Amendment has been duly authorized, executed and delivered by each of the Company, Discovery, Scripps and WarnerMedia and constitutes a legal, valid and binding obligation of each of the Company, Discovery, Scripps and WarnerMedia, enforceable against each of the Company, Discovery, Scripps and WarnerMedia in accordance with its terms, except as may be limited by applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
    (c)    As of the date hereof, no Default or Event of Default has occurred and is continuing.
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6.    Governing Law; Jurisdiction, Etc. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 11.14 and 11.15 of the Credit Agreement.
7.     Miscellaneous. The provisions of Sections 11.04 (Expenses; Indemnity; Damage Waiver) (except clause (c) thereof); 11.07 (Treatment of Certain Information; Confidentiality); 11.10 (Counterparts; Integration; Effectiveness); 11.11 (Survival of Representations and Warranties); 11.16 (No Advisory or Fiduciary Responsibility) and 11.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement shall apply with like effect to this Amendment. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

DISCOVERY COMMUNICATIONS, LLC

By: /s/ Fraser Woodford
Name:     Fraser Woodford
Title:     Executive Vice President, Treasury and Corporate Finance
WARNER BROS. DISCOVERY, INC.
By: /s/ Fraser Woodford
Name:     Fraser Woodford
Title:     Executive Vice President, Treasury and Corporate Finance

SCRIPPS NETWORKS INTERACTIVE, INC.
By: /s/ Fraser Woodford
Name:     Fraser Woodford
Title:     Executive Vice President, Treasury and Corporate Finance

WARNERMEDIA HOLDINGS, INC.
By: /s/ Fraser Woodford
Name:     Fraser Woodford
                        Title:     Executive Vice President, Treasury and                                 Corporate Finance
[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Angela Larkin
Name:    Angela Larkin
Title:    Vice President

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

BANK OF AMERICA, N.A., as a Lender
By: /s/     Laura L. Olson
Name:    Laura L. Olson
Title:    Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

BARCLAYS BANK PLC, as a Lender
By: /s/ Sean Duggan
Name:    Sean Duggan
Title:    Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

BNP PARIBAS, as a Lender
By: /s/ Barbara Nash
Name:    Barbara Nash
Title:    Managing Director
By: /s/ Jonathan Lasner
Name:    Jonathan Lasner
Title:    Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

CITIBANK, N.A., as a Lender
By: /s/ Robert F. Parr
Name:    Robert F. Parr
Title:    Managing Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

COMMERZBANK AG, NEW YORK BRANCH, as a
Lender
By: /s/ Mathew Ward
Name:    Mathew Ward
Title:    Managing Director
By: /s/ Neil Kiernan
Name:     Neil Kiernan
Title:     Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH, as a
Lender
By: /s/ Doreen Barr
Name:    Doreen Barr
Title:    Authorized Signatory
By: /s/ Wing Yee Lee-Cember
Name:    Wing Yee Lee-Cember
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By: /s/ Ming K. Chu
Name:    Mink K. Chu
Title:    Director
By: /s/ Annie Chung
Name:    Annie Chung
Title:    Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

FIFTH THIRD BANK, NATIONAL
ASSOCIATION, as a Lender

By: /s/ Greg Cappel
Name:    Greg Cappel
Title:    Associate

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Garrett Luk
Name:    Garrett Luk
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

ING BANK N.V., DUBLIN BRANCH, as a Lender

By: /s/ Cormac Langford
Name:    Cormac Langford
Title:    Director
By: /s/ Sean Hassett
Name:     Sean Hassett
Title:     Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ John Kowalczuk
Name:    John Kowalczuk
Title:    Executive Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

MIZUHO BANK, LTD., as a Lender
By: /s/ John Davies
Name:    John Davies
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

MUFG BANK, LTD., as a Lender
By: /s/ Lillian Kim
Name:    Lillian Kim
Title:    Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a
Lender
By: /s/ Catherine Devlin
Name:    Catherine Devlin
Title:    Vice President

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By: /s/ Alfonse Simone
Name:    Alfonse Simone
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender
By: /s/ Andres Barbosa
Name:    Andres Barbosa
Title:    Managing Director
By: /s/ Daniel Kostman
Name:    Daniel Kostman
Title:    Executive Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By: /s/ Nabeel Shah
Name:    Nabeel Shah
Title:    Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender
By: /s/ Michelle C. Phillips
Name:    Michelle C. Phillips
Title:    Managing Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK
BRANCH, as a Lender
By: /s/ Maria Macchiaroli
Name:    Maria Macchiaroli
Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

TRUIST BANK, as a Lender

By: /s/ Cynthia Whaley Burton
Name:    Cynthia Whaley Burton
Title:    Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a
Lender
By: /s/ Stacey Hansen
Name:    Stacey Hansen
Title:    Senior Vice President

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender
By: /s/ Nicholas Grocholski
Name:    Nicholas Grocholski
Title:    Managing Director

[Signature Page to Amendment No. 2 to Discovery Communications, LLC Credit Agreement]